Real Estate Select Trust Inc.	March 31, 2024

Consolidated Schedule of Investments (Unaudited)

		Value

Real Estate Equity (a)(b) —75.7%
Industrial - AIP-PMR 3-Pack		$84,845,604
Industrial - Charleston		31,393,360
Industrial - Lakemont Blvd		6,892,562
Industrial - Lambert Farms		28,272,104
Industrial - MB Parts Korea DC		40,860,728
Industrial - Rickenbacker Logistics Park		30,023,345
Industrial - S. 500 Whitestown		17,401,833
Industrial - Veterans Point		43,595,583
Medical Office - Southeastern Portfolio I		69,410,117
Prime ST - 300 Pine		69,344,066
Prime ST - El Camino Real		23,856,555
Prime ST - HQ @ First		144,438,623
Residential - 80 Dekalb		70,374,157
Residential - Main Line 4-Pack		39,360,730
Residential - National Portfolio 1a		9,634,611
Residential - National Portfolio 1b		92,927,264
Residential - Presidential City		79,862,742
Residential - The Beach House Apartments		32,468,564
Residential - Tokyo Multifamily Portfolio I		36,358,530

Total Real Estate Equity (Cost — $1,035,321,749)		951,321,078

	Principal Amount
Real Estate Debt — 19.5%
Investments in Real Estate Loans —5.0%
Chicago NEMA, 13.418% (SOFR + 8.100%), 8/26/2026 (a)(d)	$65,000,000	62,833,891

Total Investments in Real Estate Loans (Cost — $64,611,236)		62,833,891

Real Estate Securities —14.5%

Commercial Mortgage-backed Securities —14.5%
BX Commercial Mortgage Trust 2021-XL2 J, 9.325% (SOFR + 4.004%), 10/15/2038 (c)(d)	29,318,499	29,099,519
BX Commercial Mortgage Trust 2022-LP2, 6.883% (SOFR + 1.562%), 2/15/2039 (c)(d)	1,207,623	1,197,137
BX Commercial Mortgage Trust 2022-LP2, 9.427% (SOFR + 4.106%), 2/15/2039 (c)(d)	4,025,411	3,984,651
BX Trust 2022-GPA D, 9.382% (SOFR + 4.061%), 8/15/2043 (c)(d)	28,280,812	28,430,015
BX Trust 2022-GPA HRR, 10.729% (SOFR + 5.408%), 8/15/2039 (a)(d)	56,263,931	56,112,637
BXSC Commercial Mortgage Trust 2022-WSS G, 11.646% (SOFR + 6.325%), 3/15/2035 (c)(d)	4,500,000	4,440,154
JPMCC 2022-ACBI HRR, 12.330% (SOFR + 7.000%), 3/15/2039 (a)(d)	30,573,000	30,452,298
LAQ Mortgage Trust 2023-LAQ E, 10.508% (SOFR + 5.187%), 3/15/2036 (c)(d)	7,500,000	7,383,685
LAQ Mortgage Trust 2023-LAQ F, 12.255% (SOFR + 6.934%), 3/15/2036 (c)(d)	7,312,500	7,189,594
OPG Trust 2021-PORT J, 8.781% (SOFR + 3.460%), 10/15/2036 (c)(d)	14,483,769	13,917,325

Total Commercial Mortgage-backed Securities (Cost — $181,594,876)		182,207,015

Total Real Estate Debt (Cost — $246,206,112)		245,040,906

Total Investments — 95.2% (Cost — $1,281,527,861)		1,196,361,984

Other Assets in Excess of Liabilities — 4.8%		59,843,167

Total Net Assets Applicable to Common Stockholders — 100.0%		$1,256,205,151

See accompanying notes to Consolidated Schedule of Investments.

Real Estate Select Trust Inc.	March 31, 2024

(a)	Level 3 assets (Note 2).

(b)

Affiliated investments. All of the Fund’s investments in real estate equity are joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. The Fund’s current economic interest in such joint ventures ranges from 50% to 99.5% of the venture. In these arrangements the Fund is subject to shared control arrangements where the consents of both the Fund and the joint venture party are required for all material decisions.

(c)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. At March 31, 2024 these securities amounted to $95,642,080 or 7.6% of net assets.

(d)	Variable rate investments. Coupon rate, reference index and spread shown at March 31, 2024.

At March 31, 2024, the Fund had the following open forward foreign currency contracts:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 29,183,078	KRW 34,377,666,350	SCB	12/07/2026	$2,206,195
USD 1,183,792	JPY 126,500,000	GSC	12/03/2029	119,126
USD 36,632,111	JPY 3,965,000,000	MBL	12/03/2029	3,327,491

				$5,652,812

Abbreviations:
GSC	-	Goldman Sachs & Co.
JPMCC	-	J.P. Morgan Chase Commercial Mortgage Securities
JPY	-	Japanese Yen
KRW	-	Korean Won
MBL	-	Macquarie Bank Limited
SCB	-	Standard Chartered Bank
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar

See accompanying notes to Consolidated Schedule of Investments.

Real Estate Select Trust Inc.	March 31, 2024

Notes to Consolidated Schedule of Investments (Unaudited)

1.	Valuation of Investments

KKR Real Estate Select Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”).

The accompanying Consolidated Schedule of Investments is presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in Accounting Standards Codification Topic 946 Financial Services – Investment Companies, and is stated in United States dollars. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.

The Board of Directors (the “Board”) of the Fund has approved valuation policies and procedures adopted by the Adviser to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board. The Board ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through the oversight of the valuation designee in accordance with Rule 2a-5.

Investments are stated at fair value in a manner consistent with GAAP. Fair value is the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Adviser recognizes at the beginning of the period the inputs change.

Real Estate Select Trust Inc.	March 31, 2024

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Adviser does not require that fair value always be a predetermined point in the bid-ask range. The Adviser’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Adviser may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Independent Valuation Advisor — The Board, including a majority of the independent directors, has appointed an independent valuation advisor (“Independent Valuation Advisor”) to provide valuation services to the Fund in respect of the Fund’s investments in real estate debt (e.g., mortgage loans and mezzanine loans) and real property (e.g., direct investments in real property and interests in private holding vehicles of real property), which do not have readily available market prices. The Independent Valuation Advisor, subject to the oversight of the Adviser in its capacity as valuation designee, and ultimately the Board, is responsible for coordinating third party appraisals of the Fund’s underlying investments in real properties (including investments held through unconsolidated subsidiaries) and providing valuations and appraisals of the Fund’s underlying investments in real properties and debt investments for which there are not reliable readily available market prices.

Private Commercial Real Estate — The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date. Other methodologies that may also be used to value properties include sales comparisons and replacement cost approaches. Under the sales comparison approach, the Independent Valuation Advisor or the third-party appraiser, as applicable, develops an opinion of value by comparing the subject property to similar, recently sold properties in the surrounding or competing area. For portfolios of properties, the sales comparison approach could include a portfolio premium or portfolio discount, as applicable. The replacement cost approach relies on the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

Except for single family rental properties, each asset is appraised by a third-party appraiser other than the Independent Valuation Advisor at least once per year and is valued by the Independent Valuation Advisor (or, in the case of certain assets located outside of the United States, a valuation firm designated by the Independent Valuation Advisor and approved by the Adviser) the remaining months of the year. Single family rental properties that have been acquired leased will be valued by the Independent Valuation Advisor each month following the first 45 days after acquisition. Single family rental properties that have been acquired vacant will be valued at cost until 45 days following the date the property is leased or the later of (a) 45 days following the date the property completes renovations or (b) three months after the acquisition date, and thereafter will be valued by the Independent Valuation Advisor each month.

Commercial Mortgage-backed Securities — Commercial mortgage-backed securities (“CMBS”) are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers. The Fund has historically invested a significant portion of its portfolio in CMBS.

Real Estate Select Trust Inc.	March 31, 2024

The valuations for CMBS are typically the prices supplied by independent third party pricing services, which may use market prices or broker/ dealer quotations or a variety of valuation techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.

Real Estate Loans — The Fund currently holds a mezzanine loan. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Forward Foreign Currency Contracts — The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The primary risk exposure of forward foreign currency contracts is foreign exchange risk.

2.	Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of March 31, 2024, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Assets
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Observable Inputs (Level 3)	Total
Investment:†
Investments in Private Real Estate Equity	$—	$—	$951,321,078	$951,321,078
Investments in Real Estate Loans	—	—	62,833,891	62,833,891
Commercial Mortgage-backed Securities	—	95,642,080	86,564,935	182,207,015

Total Investments	$—	$95,642,080	$1,100,719,904	$1,196,361,984

Derivatives:

Foreign Currency Exchange Contracts	—	5,652,812	—	5,652,812

†	See Consolidated Schedule of Investments for additional detailed categorizations.

Real Estate Select Trust Inc.	March 31, 2024

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Private Real Estate Equity	Investments in Real Estate Loans	Commercial Mortgage- backed Securities	Total

Balance as of December 31, 2023	$992,563,561	$62,643,356	$109,217,570	$1,164,424,487
Purchases	920,102	—	—	920,102
Sales (Includes Paydowns)	—	—	(25,232,969)	(25,232,969)
Realized loss	—	—	(15,198,067)	(15,198,067)
Accrued premiums/(discounts)	—	33,752	6,316	40,068
Net change in unrealized appreciation/(depreciation)	(42,162,585)	156,783	17,772,085	(24,233,717)
Transfers In	—	—	—	—

Balance as of March 31, 2024	$951,321,078	$62,833,891	$86,564,935	$1,100,719,904

Net change in unrealized appreciation/(depreciation) on investments held at March 31, 2024	$(42,162,585)	$156,783	$387,012	$(41,618,790)

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.

	Fair Value at March 31, 2024	Valuation Technique	Unobservable Input(s)	Range of Values	Impact to Valuation from an Increase in Input
		Discounted	Discount Rate	4.00%-7.50%	Decrease
Investments in Private Real Estate Equity	$951,321,078	Cash Flow	Exit Capitalization Rate	3.65%-6.25%	Decrease
Investments in Real Estate Loans	$62,833,891	Yield Method	Credit Spread	8.10%	Decrease
Commercial Mortgage-backed Securities	$86,564,935	Yield Method	Credit Spread	5.50%-13.00%	Decrease